UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 5, 2001


                                     0-15692
                            (Commission File Number)


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                           TOTAL RESEARCH CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                                       22-2072212
         --------                                       ----------
   (State of Incorporation)                 (IRS Employer Identification Number)


                           Princeton Corporate Center
                               5 Independence Way
                           Princeton, New Jersey 08540
                           ---------------------------
              (Address of registrant's principal executive office)


                                 (609) 520-9100
                         (Registrant's telephone number)

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ITEM 5.     Other Events

            On August 6, 2001, Total Research Corporation, a Delaware corporation ("Total Research") and Harris Interactive Inc., a Delaware corporation ("Harris Interactive"), issued a joint press release announcing that they have entered into a definitive merger agreement, providing for the merger of a wholly owned subsidiary of Harris Interactive into Total Research. Following the merger, Total Research will become a wholly owned subsidiary of Harris Interactive. A copy of the joint press release issued in connection with the execution of the definitive merger agreement is attached hereto as Exhibit
99.1 and incorporated herein by reference.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c)   Exhibits.

Exhibit Number                         Title
--------------                         -----

      99.1 Joint Press Release of Total Research Corporation and Harris Interactive Inc., dated August 6, 2001.


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

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    TOTAL RESEARCH CORPORATION


                                    By: /s/ Matthew Kirby
                                       ---------------------------------
                                          Name:  Matthew Kirby
                                          Title: Chief Financial Officer

Dated:  August 6, 2001


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

                                  Exhibit Index


Exhibit Number                      Title
--------------                      -----

      99.1 Joint Press Release of Total Research Corporation and Harris Interactive Inc., dated August 6, 2001.


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